Breeze-Eastern Corp (NYSE MKT: BZC)
Annual Meeting / Investor Presentation
September, 2015
Exhibit 99.1
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INFORMATION ABOUT FORWARD-LOOKING STATEMENTS
This
presentation
contains
forward-looking
statements
within
the
meaning
of
Section
27A
of
the
Securities
Act
of
1933
as
amended,
and
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
regarding
our
future
operating
performance,
financial
results,
events,
trends
and
plans.
All
statements
in
this
presentation
other
than
statements
of
historical
facts
are
forward-looking
statements.
Forward-looking
statements
involve
numerous
risks
and
uncertainties.
We
have
attempted
to
identify
any
forward-looking
statements
by
using
words
such
as
“anticipates,”
“believes,”
“could,”
“expects,”
“intends,”
“may,”
“should”
and
other
similar
expressions.
Although
we
believe
that
the
expectations
reflected
in
all
of
our
forward-looking
statements
are
reasonable,
we
can
give
no
assurance
that
such
expectations
will
prove
to
be
correct.
Such
statements
are
not
guarantees
of
future
performance
or
events
and
are
subject
to
known
and
unknown
risks
and
uncertainties
that
could
cause
our
actual
results,
events
or
financial
positions
to
differ
materially
from
those
included
within
the
forward-looking
statements.
Such
factors
include,
but
are
not
limited
to
competition
from
other
companies;
changes
in
applicable
laws,
rules,
and
regulations
affecting
the
Company
in
the
locations
in
which
it
conducts
its
business;
interest
rate
trends;
a
decline
or
redirection
of
the
United
States
government
defense
budget,
the
failure
of
Congress
to
approve
a
budget
or
continuing
resolution,
changes
in
spending
allocation
or
the
termination,
postponement,
or
failure
to
fund
one
or
more
significant
contracts
by
the
United
States
government
or
other
customers;
changes
in
our
sales
strategy
and
product
development
plans;
changes
in
the
executive
management
team;
status
of
labor
relations;
competitive
pricing
pressures;
market
acceptance
of
our
products
under
development;
delays
in
the
development
of
products;
determination
by
us
to
dispose
of
or
acquire
additional
assets;
general
industry
and
economic
conditions;
events
impacting
the
U.S.
and
world
financial
markets
and
economies;
and
those
specific
risks
disclosed
in
our
Annual
Report
on
Form
10-K
for
the
fiscal
year
ended
March
31,
2015,
Quarterly
Reports
on
Form
10-Q,
and
other
filings
with
the
Securities
and
Exchange
Commission.
We
undertake
no
obligation
to
update
publicly
any
forward-looking
statements,
whether
as
a
result
of
new
information
or
future
events.

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
BZC Investor Highlights
•
Leading provider of winches, hooks, and hoists for
rotary and fixed wing applications
•
Strong customer relationships with key OEMs
worldwide
•
Defensible position with deep market penetration
•
Strong balance sheet
•
Experienced and dedicated leadership that has
turned the Company around
•
Opportunities for growth both organically and via
acquisitions

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
FY2015 Accomplishments
•
Achieved record sales of $89.8 million
•
Net income of $14.9 million, or $1.50 per diluted share,
compared with $5.6 million, or $0.58 per diluted share, in
fiscal 2014
•
Adjusted net income (as defined in our fiscal 2015 fourth
quarter press release in “Non-GAAP Financial Measures) of
$8.9 million, or $0.90 per diluted share, an increase of 57%
over last fiscal year of $5.7 million, or $0.58 per diluted share
•
Ended the fiscal year with cash of $22.8 million versus $6.0 million in fiscal 2014 –
no debt
•
Continued investment in innovative technology to broaden
Company’s product portfolio
•
Made further progress on environmental matters

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Breeze-Eastern Products and Services
•
Military and commercial helicopters
Rescue hoists, cargo hooks, cargo winches
•
Military cargo aircraft
Cargo winches and parachute line retrieval winches
•
Full-service supplier
Overhaul & repair
Spare parts
Training

BOEING

Sikorsky

AgustaWestland
A Finmeccanica Company

AIRBUS

Bell Helicopter
A Textron Company

DEPARTMENT OF THE NAVY · UNITED STATES OF AMERICA

NATIONAL GUARD
ALWAYS READY ALWAYS THERE

DEPARTMENT OF THE ARMY · UNITED STATES OF AMERICA
1775

DEPARTMENT OF THE NAVY · UNITED STATES MARINE CORPS

DEPARTMENT OF THE AIR FORCE · UNITED STATES OF AMERICA
MCMXLVII

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page. Diversified Customer Base 6

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Diversified Customer Base
•
Original Equipment Manufacturers (OEMs) and helicopter
operators
Mission critical operations
Search and rescue
Shipboard operators
•
Global manufacturers and operators of military cargo aircraft
•
U.S. Government and Military
Army, Navy, Air Force, USMC, USCG, National Guard, Border Patrol
•
International military organizations
•
State/county police, fire, and rescue departments
•
Other global aerospace/defense companies

U.S. AIR FORCE

AIRBUS

			✓	✓	
			✓	✓	
					✓
					✓
			✓	✓	
			✓	✓	
			✓	✓	✓
				✓	✓
					✓

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Major Military Platforms
Service
OEM
Platform
Rescue
Hoist
Cargo
Hook
Cargo/Re
trieval
Winch
US Army
Sikorsky
UH-60M
Boeing
CH/MH-47
US Air Force
Alenia
C-27J
Boeing
C-17
Sikorsky
HH-60
US Navy
Sikorsky
MH-60R/S
USMC
Sikorsky
CH-53
Bell/Boeing
V-22
Airbus Military
A400M

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Overall Stable Market Conditions
•
DoD Budget uncertainty continues
–
Breeze-Eastern’s
platform diversity and aftermarket service and parts
help mitigate any impact
–
Less vulnerable are mature programs with high-value rescue and special ops missions
–
Instability in the Middle East
•
International market demand
–
Offshore oil exploration has slowed but expected to be a strong market in the future
–
Search and rescue demand remains strong
•
OEMs continue to develop new aircraft platforms
•
Breeze-Eastern
is
developing
new
applications
to
penetrate
markets and increase platform content

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Strategic Focus: Growth & Margin Expansion
•
New product development through the Company’s Virginia
Innovation Center –
pursue organic growth and increased
market presence
•
Improvement of existing products to solidify and drive
platform content
•
Focus on customer service and support, including
aftermarket services
•
Looking at all opportunities for investment to strengthen
Breeze-Eastern’s
growth outlook and improve bottom line
fundamentals
•
Continue to focus on balance sheet and cash flow

Product Development Continues
Cargo Winch
Paratrooper Retrieval Winch
Cargo Hook & Rescue Hoist
Advanced Products
•
Situational awareness and safety improvements
•
Next generation hoist
•
Weight reduction and reliability improvements

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Environmental Liability Overview
•
Breeze-Eastern’s continued strategy is to proactively address issues at environmental sites
•
From fiscal 2010 through fiscal 2015, Breeze-Eastern has closed 7 of the 14 sites identified
•
Breeze-Eastern is now performing environmental assessment and remediation work at 7 locations
•
In fiscal 2016, we expect to spend approximately $2.4
million on
environmental and remediation work at the remaining locations
•
The environmental reserve at March 31, 2015 was $9.3 million and is considered appropriate for the remaining estimated
environmental liability
•
Since March 2013, the environmental reserve has been reduced by approximately $3.4 million, reflecting the progress made

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Sales and Operating Income Trends
($ in Millions
)
69.0
78.2
84.9
80.0
85.9
89.8
(6.7)
9.5
7.0
8.2
9.1
12.9
FY10 (a)
FY11
FY12 (b)
FY13
FY14 (c)
FY15 (d)
Sales
Operating Income

(a)
FY10 operating loss includes  adjustments of $13.7m ($12.2m adjustment to estimated reserves and $1.5m for un-absorbed overhead due to Company relocation).
(b)
FY12 operating income includes adjustments of $5.3m  mainly for engineering product development discontinuance and qualification unit obsolescence accruals.
(c)
FY14 operating income includes  adjustments of  $0.2m ($1.2m environmental benefit offset by  a  net $1.0m charge  for a spare parts distribution change).
(d)
FY15 operating income includes  adjustments of $0.4 m (environmental benefit)

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
EBITDA Improvement
($ in Millions)
-6.3%
15.3%
10.3%
12.1%
12.6%
16.7%
FY10
FY11
FY12
FY13
FY14
FY15
EBITDA %
-4.3
11.9
8.7
9.7
10.8
15.0
FY10 (a)
FY11
FY12 (b)
FY13
FY14 (c)
FY15 (d)
EBITDA $

(a)
FY10
EBITDA  includes  adjustments of $13.7m, or 19.9% of sales , ($12.2m adjustment to estimated reserves and $1.5m for un-absorbed overhead due to Company relocation).
(b)
FY12
EBITDA includes
adjustments of $5.3m, or 6.2% of sales,  mainly for engineering product development discontinuance and qualification unit obsolescence accruals.
(c)
FY14
EBITDA includes
adjustments of  $0.2m, or 0.2% of sales, ($1.2m environmental benefit offset by  a  net $1.0m charge  for a spare parts distribution change).
(d)
FY15 EBITDA includes  adjustments of $0.4m, or less than 0.1% of sales (environmental benefit)

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Net Debt
($ in Millions)
(23.9)
(18.7)
(14.7)
(5.1)
2.0
6.7
6.0
22.8
24.1
FY08
FY09
FY10
FY11
FY12
FY13
FY14
FY15
FY16 Q1

Balance Sheet Continues to Strengthen

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page.
Breeze-Eastern Strengths
•
Respected Global Leader for Hoists, Winches, and
Cargo Hooks
•
Highly-reliable Products
•
Full-service Provider –
Design, Build, Repair, and
Maintain
•
Established and Growing Product Base for
Aftermarket Spare Parts and Overhaul & Repair
•
Strong Cash Flow and Healthy Balance Sheet

Use or disclosure of data contained on this sheet or subsequent sheets is subject to the restriction on the title page. THANK YOU 17